Independent Bank Corp. (Massachusetts) (INDB)

Q4 2012 Earnings Call 25Jan2013

Chris Oddleifson	Robert D. Cozzone
President, Chief Executive Officer & Director, Independent Bank	Treasurer & Senior Vice President, Independent Bank Corp.
Corp. (Massachusetts)	(Massachusetts)
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp.
(Massachusetts)

Mark Fitzgibbon Matt Kelley
Analyst, Sandler O'Neill & Partners LP Analyst, Sterne, Agee & Leach, Inc.
David W. Darst Damon P. DelMonte
Analyst, Guggenheim Securities LLC Analyst, Keefe, Bruyette & Woods, Inc.
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Operator: Good day, and welcome to the Independent Bank Corp. Fourth Quarter 2012 Earnings Call. All participants will be in listen only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note this event is being recorded.
Before proceeding, let me mention that this call may contain forward looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward looking statements and disclaims any intent to update publicly any forwardlooking statements, whether in response to new information, future events or otherwise.
I would now like to turn the conference over to Mr. Christopher Oddleifson, President and CEO, please go ahead.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Good morning and thank you for joining us today everybody. Denis Sheahan, our Chief Financial Officer will elaborate on our quarterly performance following my comments.
Well the fourth quarter was a great end to a great year, core earnings in the fourth quarter reached $13.7 million or $0.61 per share and it is well above last quarter's $0.55 per share and $0.54 a year ago. We're certainly encouraged by these results, especially in light of the tough operating environment that persists in our industry.

Beyond the numbers though, it is the consistency and quality of our performance that is most notable quarter in and quarter out all throughout the financial crisis. Of course there is no magic here to our success, just good old-fashioned community banking led by excellent products, superb relationship building service, local market know-
how, an energized team and a strong and growing brand. Once again strong fundamentals led the way for us, as marked by healthy organic growth especially in the commercial side where we once again generated double-digit annualized growth. Now our commercial bankers are really getting after it, they are complementing our growth and size with an increased sophistication while retaining the touch and feel of community bankers. And our recent expansion initiatives in asset-based lending in the newer regional offices are really paying off.
Core deposit growth has kept pace with loan growth. This is occurring at both the consumer and commercial segments. We're seeing particular strength on the demand deposit side and not only does this serve as a low-cost source of funds, but provides us with excellent customer relationships as well.
Fee income is becoming a growing source for revenues. We're seeing nice trends in deposit, interchange, and mortgage related activity along with investment management, where assets under management has steadily climbed to over $2 billion. We haven't taken our eye off the expense side. We've taken an intelligent approach here while balancing the need to invest in our competitive strengths with efficiencies elsewhere, the net result has been an improvement in our operating efficiency ratio this past year.
Turning to the balance sheet, we remain in excellent shape here too. Credit quality continues as a true point of distinction for us. In the fourth quarter, non-performing loan levels declined and our loss rate remained below 25 basis points. We have never wavered from our disciplined approach to underwriting and I can assure you that our stellar loan growth has not been accompanied by a relaxation of credit standards.
Capital remains a reservoir of strength for us. We now have over $500 million of capital with ratios comfortably above regulatory guidelines. We also expect to resume our growth in our tangible common ratio and book value following the increase in goodwill this quarter from the Central acquisition.
Beyond our financial performance, much was accomplished in 2012 to advance the Rockland franchise and lay the groundwork for future growth. We capitalized on our growth investments in the commercial business line where new business generation in our asset based unit and new Providence office exceeded expectations, and added many quality names to our client base.
We aggressively promoted our brand with programs such as our Action Not Words campaign and other consumer acquisition marketing campaigns. The resulting growth in households and checking accounts helped drive double-digit growth in core deposits and debit card revenues. We have made significant progress in selling through our digital channel with nice volume growth in online usage, mobile banking and bill pay. We earned a tax credit for the fourth time under the Federal New Markets Program related to our community development efforts and we proactively beefed up our compliance and risk management programs in response to the heightened scrutiny being brought to these areas by banking regulators.
I'm delighted to say our success hasn't gone unnoticed. We've been recognized in a number of ways. We were ranked number one in Retail Banking in New England by J.D. Powers for customer satisfaction. We were named the Boston Globe's Top Places to Work for the fourth consecutive year. We were designated as the top SBA lender in Massachusetts over the past year and we were ranked 29th in the Forbes Magazine best bank list. And very recently, one of the biggest highlights has been the closing of the Central Bank acquisition.
This significantly enhances our presence in the highly attractive Middlesex County area near Boston, brings us nine branches, over $400 million of loans and $350 million in deposits. More importantly, it allows us to bring our broader suite of products and services to Central's customer base. We've already hit the ground running in our new markets and are very pleased with our experience thus far. We have a track record as a proven integrator and are very confident in achieving the strong accretions and shareholder return targets from this acquisition. So all in all
2012 was another terrific year for us; the Rockland franchise is strong and with each year that goes by it keeps getting stronger.
Now we fully recognize that much uncertainty still exists in the macro front and our crystal ball is no better than anybody else's. So we remain grounded in our assumptions and avoid getting overly invested in any one scenario. The economy appears to be in modest recovery mode, our region still generally compares favorably with many other parts of the nation but is not immune to the various stresses that remain.

Competition in the industry is definitely heating up as many seek to counter the heavy pressure on interest margins. Notwithstanding all this, we take a quiet confidence of how well we performed through all these tough years. There's no question that the Rockland brand is gaining traction and resonating with our customers in each of our markets and our rising business volumes attest to that. The other important engine to our growth track lies with my colleagues; I just simply can't thank them for the incredible energy and determination they bring to moving our franchise forward.
Now ours is still a people business and there is no substitute for the team we have at Rockland, who is so motivated to be the best in the marketplace. So we'll continue to pursue our path of disciplined growth, and building franchise value by intelligently and thoughtfully investing our shareholders' capital.
Thank you. I'll turn it over to Denis.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Thanks, Chris, and good morning. In the fourth quarter, Independent Bank Corp. reported GAAP diluted earnings per share of $0.45 per share as compared to $0.53 per share in the third quarter. Excluding merger costs in both quarters related to the acquisition of Central Bancorp as well as goodwill impairments and proceeds from a life insurance policy that occurred in the prior quarter, diluted earnings per share on an operating basis were $0.61 in the fourth quarter as compared to $0.55 in the third quarter of this year. For the full year 2012, Independent Bank Corp. reported operating diluted earnings per share of $2.16 as compared to $2.12 in 2011.
I'll now cover a number of key topics. The Central Bancorp acquisition closed during the fourth quarter and we are pleased with the cost saves achieved thus far, and are on track to convert the bank to Independent Bank Corp. systems in the first quarter of this year. As Chris mentioned, we are pleased with our integration progress and we are also on track to deliver the 7% earnings per share accretion targeted for the acquisition.
Loan and deposit levels were up sharply at year-end inclusive of the acquired balances. Organic growth was excellent as well and we included an additional schedule in the financials accompanying the press release to help you understand these growth components.
Commercial loans grew very strongly in the fourth quarter at 3% organically on an un-annualized basis. As a result, the approved pipeline of new business at year-end was at a 12 month low due to this high volume of closing activity, much of this affected by tax-driven loan activity at the end of the year. As we begin 2013, we expect slow growth in the first quarter as we rebuild the loan pipeline during that period.
The conditions that led to a 12% organic commercial loan growth rate in 2012 are largely intact and we feel good about our business development prospects. The home equity portfolio grew organically by 14% in 2012 with growth tapering off as anticipated in the fourth quarter as we didn't want to engage in the competitive loan pricing trends during that period.
Core deposits also grew nicely in the fourth quarter at 2.8% un-annualized. Importantly, the mix of deposits continue to be solid as core deposits are 83% of total deposits and demand deposits now account for 28% of total deposits. The total cost of deposits was a low 25 basis points in the fourth quarter.
Asset quality trends were stable and our metrics remain strong. Nonperforming assets were $42 million in the quarter, with overall levels quite manageable at 74 basis points of total assets.
Loan delinquency remained very good at 82 basis points at December 31 and early stage delinquency, that's a 30 to 89 day bucket, was 43 basis points of loans. Loan net charge offs were 21 basis points on an annualized basis for the fourth quarter and for the year, they amounted to 36 basis points. Consistent with prior quarters, our provision exceeded net charge offs as we prudently add to loan loss reserves given our strong loan growth.

As expected, the net interest margin decreased to 3.68% in the fourth quarter from 3.72% in the prior quarter, reflecting the challenging interest rate environment. We continue to expect it to drift lower from here due to the ongoing pressure on earning asset yields facing our industry.
In addition, the fourth quarter net interest margin was positively impacted by 5 basis points due to the impact of purchase accounting related to unanticipated acquired loan payoffs.
Noninterest income growth was robust in the fourth quarter, up 15% excluding the third quarter's tax exempt insurance policy benefit of $1.3 million. The improvement was across a number of categories, including mortgage banking, service charge and interchange revenue, as well as in the other noninterest income category due to a variety of items, including tax credits, commercial lending fees and realized equity gains.
Noninterest expense, excluding merger charges in both periods and goodwill impairment in Q3 increased 6% largely due to a higher incentive compensation accrual and the inclusion of Central Bank Corp's expense base.
The purchase accounting marks were very consistent with our acquisition model assumptions overall and are reflective of the low-risk nature of the acquired bank balance sheet.
And now turning to earnings guidance: We always try to provide you with our expectation to future performance along with updates as the year plays out. For 2013, we anticipate operating diluted earnings per share performance of between $2.28 and $2.38. This represents a meaningful increase in earnings per share over 2012's performance. In comparing the two years, there are a number of factors that need to be taken into account, including a modestly improving economy, a more compressed interest margin, favorable asset quality and improved growth in noninterest revenue combined with continued solid organic business growth, the accretive benefit of Central Bank Corp and the strong long-term growth prospects for our newer markets. As a reminder, our first quarter usually trends notably below the fourth quarter due to a variety of factors including fewer days, higher employee benefit expense and increased marketing expense.
Key assumptions in our 2013 outlook include, loans grew organically at 8% in 2012 and we expect a somewhat slower rate of growth in 2013 in the 4% to 5% region. While we expect continued strong growth in commercial due to our strong business development capability, we have tempered the growth rate in home equity lending due to the near-term pricing consideration cited earlier.
We are focused on maintaining a favorable deposit mix by emphasizing core deposit growth over absolute growth and we expect to grow total deposits 3% to 4% in 2013. The margin is expected to range from a high of 3.6% at the beginning of the year and steadily declining to a low of 3.5% in the latter part of the year. Please keep in mind the challenging nature of predicting the net interest margin with the volatility created by purchase accounting.

We will endeavor as always to give you our best insight at a point in time. The asset quality outlook is expected to be stable to improved in 2013. As a result, the provision for loan loss is anticipated to be in the range of $12 million to $16 million as compared to $18 million in 2012 and loan net charge-offs at $10 million to $14 million as compared to $14.5 million in 2012.

Noninterest income on an operating basis is anticipated to grow 6% to 8%. We expect continued growth in deposit and interchange revenue as we continue to build our core customer base. We also expect continued growth in mortgage banking revenue. In that arena, we recently outsourced the back shop and aligned with a partner to stabilize our cost per unit while taking advantage of the scale benefit to garner improved technology and compliance effectiveness in a rapidly changing regulatory environment. We are hopeful that with an improved foundation we can better take advantage of the low rate environment to improve profitability of the mortgage banking operation. And we remain focused on growing our investment management business as we look for double-digit growth in revenue. We plan to open an investment management office in Boston in the near future to help in that effort. This business also lines up well with the demographics of the Central Bank marketplace.
Non-interest expense on an operating basis will be well contained and is expected to increase 7% to 9% largely due to the Central Bancorp acquisition. We've quietly improved the bank's efficiency as the operating efficiency ratio improved from 66.3% in 2011 to 64.5% in 2012. We expect this ratio to be in the 65% region in 2013. And while we have achieved the cost saves targeted in the Central Bank acquisition, until we scale it up it will represent a modest efficiency drag. We will also continue to invest prudently in those areas that provide improvement and long-term profitability. Our tax rate is expected to be approximately 25% in 2013. We expect capital to continue to grow with tangible common equity unadjusted reaching back to the 7% region at the end of 2013.

The first quarter will include further M&A charges due to the systems conversion. We expect those charges to be approximately $2 million to $3 million pre-tax. That concludes my comments and we can now open the call for questions.
Operator: At this time we will begin the question and answer session. [Operator Instructor]
And our first question today comes from Mark Fitzgibbon of Sandler O'Neill.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Q
Hi, guys. Good morning
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
A
Good morning.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Good morning.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Q
First question is on the cost of funds. Your cost of funds is great, 49 basis points, and its well below your peers. I guess the question I have for you is; do you feel like you still have some flexibility to take those liability costs lower?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A

Mark, not particularly. If we do, it's very modest. You'll know that the rate of decrease in our cost of funds has really slowed, and 25 basis points for the cost of deposits is challenging. It's why we're very focused on growing core DDA and that's been very effective for us and we're going to continue to focus on that in 2013, but to answer your question directly, there isn't much more room to reduce that cost of funds unfortunately.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Q
Okay. And then secondly on the Central deal, sort of, a two part question. First, any big surprises positive or negative that has come out of the transaction? And secondly, I thought you had mentioned in your earlier comments that all of the cost savings were extracted already from Central, but you're not doing the systems conversion until sometime in the first quarter here. I guess I wondered if you could just clarify that and perhaps give us a sense for what the exact timing of extracting all those costs will be?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Sure. Just on the cost savings one first, my reference was that we've reached our cost savings target that we established, which was 40% in cost saves, but still have some staff remaining until we get through the conversion process, which is scheduled for mid-February, so there will be further cost saves. So in other words, we expect to modestly exceed our 40% cost saves target. Those costs, the remaining costs we expect to be out by the end of the first quarter. So that's essentially the timing of when we expect the remaining cost to be removed.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
A
And with respect to the surprises, Mark, I think we're already right on track, across the Board from an expectation point of view, we're in good shape, and we have a lot of the momentum occurring now. We have some new team members up there and they are hitting the ground running and we feel very good about where we are.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Q
Okay. And then lastly on the investment management expansion into Boston, could you just maybe give us some sense of how many people, how much space, rough cost of doing that might be?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
A
Well, it's going to be sort of a modest entry first. I'm not sure exactly how much space it is, but it will be an office that can accommodate-
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A

It's about 3000 square feet. It's not a major expansion; it's a reasonably sized office. We are anticipating about three to four employees and the effect next year will be about $600,000, $700,000 pre tax.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Q
Great. Thank you.
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Operator: And our next question comes from David Darst of Guggenheim Securities.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Hi. Good morning.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Good morning, David.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Denis, within your guidance for the M&A charges, is that included in your earnings per share range?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
No, the earnings per share range was an operating estimate.
David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay, got it. And then as far as the tax rate, are you looking at any more applications for the new market tax program this year?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Sure, we believe there is another program, I'm looking to one of my colleagues here. Yes, there is another program for this year and we will apply. We've had a very effective program with our commercial team in terms of executing on these new markets tax credits and we're very hopeful that we'll be successful on another application.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
It's not incorporated. Another successful application is not included in the projections we provided you.
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David W. Darst

Analyst, Guggenheim Securities LLC
Q
It's not, but that could be a late – and I guess that happens kind of...
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
A
Application is too late this year and we probably wouldn't even hear the result until first quarter of next year.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Right, okay. But is there one we are actually waiting on as well?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
No.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay. And you've indicated that you're going to back off on the home equity and some consumer lending due to the competitive pricing. Are you seeing anything changing on the commercial side that could change your outlook or your desire to lend?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A No, we're not quite back at the 2006 timeframe where things got a little nuts but we do hear the occasional very aggressive pricing on particular deals and we're reticent to match that kind of pricing. But overall, we've had enough of a pipeline that we can sort of pick and choose the deals that we want to be involved in. So it's not too bad on the commercial side. Home equity, with the drop in rates, refi rates in the consumer real estate arena, it's been more challenging to grow that portfolio, but we certainly still like the business a lot. It's more a matter of pricing right now.

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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
As our history shows, we are not only reticent, we will not participate in deals that have pricing and terms that are unacceptable instead of in our range.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay, and with the residential mortgages that you sold from the acquisition, and then, I guess, the rundown in your organic loans, is that going to impact, I guess, more the front half of this year and your guidance for loan growth, does it accelerate in the back half?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Yes. Exactly. And that's largely on the commercial side, the portfolio that has grown the most for us. And our pipeline at the end of the year was about $130 million, that's just to give you a sense of our approved pipeline that's $100 million down from September. So it's the lowest in the last year but the good news is we have very strong business development capability. We're confident we'll be able to grow it again, but what it means is the first quarter is likely to be slow. But we feel pretty good about the back half of the year.
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David W. Darst
Analyst, Guggenheim Securities LLC
Q
Okay, great. Thank you.
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Denis K. Sheahan

CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Sure.
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Operator: [Operator Instructions] And our next question comes from Matthew Kelley of Sterne, Agee.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Yeah, hi, guys. I was curious the C&I growth that you saw on a sequential basis, how much of that was just kind of new business wins versus changes in utilization rates by your existing customers?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Matt, it's mostly new business wins. I can give you the utilization actually if you bear with me for a moment. It's mostly new business.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Do you have another question Matt, while I...
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.

Q
Yeah, the second question, I was just curious about in the mortgage bank, just talk about your gain on sale margins during the quarter and then where they've been trending most recently, any changes for the first quarter and also pipeline commentary for Q4 and more recent trends?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Rob, do you have a sense of the gain on sale?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)
A
Yes, the gain on sale in the fourth quarter was probably in the 1.02% range, so two points. We have had to adjust pricing there to get a little bit more competitive. So we would expect that to decline heading into the first quarter. And our pipeline right now is down to, I think, around $80 million/$85 million, which decreased from where we were in the fourth quarter on average.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Okay, got you.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
On the utilization, utilization on the asset-based side is actually down Q3 to Q4 from 45% to 43%.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
So it's been, as I said, mostly new business generation.

Independent Bank Corp. (Massachusetts) (INDB)
Corrected Transcript
Q4 2012 Earnings Call 25Jan2013
Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Okay. And then last question, how much did home equity pricing actually change over the last couple of months? You mentioned a couple of times it had become a lot more competitive, could you just quantify that at all?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Well, to give you a sense of it and Rob you can jump in here too. The product that we were originating the most over the past two years has been our first position home equity, which is really – it's a refi product, it's an alternative to the conventional mortgage process. There were typically smaller balance seasoned mortgages, low LTV, very good credit quality, and very convenient from the borrowers' perspective, low cost of entry. But what happened is with the drop in 15, 20 year, 30 year conventional mortgage rate, it's more challenging for us to originate at the kind of pricing we were getting, so we will reevaluate here as we enter into 2013 and see if there are areas, market spots where we can be more competitive from a pricing perspective but we felt pretty good, quite frankly about the growth we were going to achieve in commercial in the second half of the year that we were comfortable backing off on home equity. Rob, do you agree with that?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)
A
Yes. Just a point of clarity is that the pricing competition is not in the home equity product offering, it's the alternative in conventional mortgage lending.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Okay.

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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)
A
And the gap it created there.
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Matt Kelley
Analyst, Sterne, Agee & Leach, Inc.
Q
Got it. All right. Thank you.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Sure.
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Operator: And the next question is from Damon DelMonte of KBW.
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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Q
Hey, good morning, guys, how are you?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Hey, Damon.
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Chris Oddleifson

President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
A
Hi, Damon.
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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Q
Denis, just a question for you on the forecast of the expense growth, how much of that is actually organic growth versus just a layering on of Central's expense base?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Yeah, the organic is about 2.2% growth, so we think we got pretty good expense control, I referenced our efficiency ratio earlier at the core. And so that's what we're targeting for the core, Central, as I said, while we're achieving our cost savings, will be a little bit of a drag in 2013 until we begin the process of scaling up in that market and we're confident we're going to be able to do that.
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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Q
Okay, that's helpful, thank you. And then with respect to the margin, I think you said that it's going to trend down to like you know from 3.60% down to 3.50% by the end of the year. Is the starting point for the first quarter then, did you say it was 3.60% or did you say in the 3.60s?
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
In the 3.60s. Yes, Damon, if you think of it this way and obviously, this purchase accounting stuff can create some volatility in the margin, but we were 3.68% in the fourth quarter, five basis points of the margin was benefited by five basis points by unanticipated loan payoffs from the acquisition. So, if you will, a normalized margin 3.63%, so start from there, and we will unfortunately work our way down to the 3.50% region by the end of the year.
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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.
Q
Okay. Perfect. Now, I understand. That's all that I had. Thank you very much, guys.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
A
Sure.
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Operator: [Operator instructions] We're showing no further questions. We will conclude the question and answer session. I would like to turn the conference back over to Mr. Oddleifson for any closing remarks.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Great. Well, thank you very much everybody for joining us today. We wish you a Happy New Year, and we look forward to talking with you again in three months. Have a good weekend. Bye.
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Operator: The conference has now concluded. Thank you for attending today's presentation. You may now disconnect.